                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549



                                    FORM 8-K
                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



               Date of Report (Date of earliest event reported):
                                 AUGUST 4, 2000



                          DATAWARE TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                    0-21860             06-1232140
(State or other jurisdiction    (Commission File       (IRS Employer
     of incorporation)               Number)         Identification No.)


                ONE CANAL PARK, CAMBRIDGE, MASSACHUSETTS  02141
             (Address of principal executive offices and zip code)



              Registrant's telephone number, including area code:
                                 (617) 621-0820

ITEM 5.    OTHER EVENTS.
           ------------

  Dataware Technologies, Inc. (the "Company") is offering 162,305 shares of the Company's Common Stock, $0.01 par value per share (the "Shares"), in a privately-negotiated transaction, at a price of $2.83417 per share. The shares are covered by the Company's Registration Statement on Form S-3 (the "Registration Statement") (File No. 333-37248) which the Securities and Exchange Commission previously declared effective. In order to furnish an exhibit for incorporation by reference into the Registration Statement, the Company hereby files as Exhibit 5.2 to the Registration Statement an opinion of Palmer & Dodge LLP, counsel to the Company, regarding the validity of the Shares.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
           ------------------------------------------------------------------

  (c)  Exhibits:
       --------

  Exhibit
    No.       Description
 --------     -----------

   5.2        Opinion of Palmer & Dodge LLP.  Filed herewith.
  23.3 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).

                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 4, 2000    DATAWARE TECHNOLOGIES, INC.



                               By:  /s/ Michael Gonnerman
                                  ---------------------------------------
                                   Michael Gonnerman
                                   Vice President, Chief Financial Officer
                                   and Treasurer

                                 EXHIBIT INDEX
  Exhibit
    No.    Description
 --------  -----------

 5.2       Opinion of Palmer & Dodge LLP.  Filed herewith.

23.3 Consent of Palmer & Dodge LLP (included as part of their opinion filed herewith).